Rosehill Resources Investor Presentation March 2017 Exhibit 99.1

THIS INVESTOR PRESENTATION (THE “INVESTOR PRESENTATION”), WHICH IS TO BE USED BY KLR ENERGY ACQUISITION CORP. (“KLRE”) IN MAKING PRESENTATIONS TO CERTAIN OF ITS STOCKHOLDERS AND OTHER PERSONS WITH RESPECT TO THE TRANSACTION CONTEMPLATED BY THE BUSINESS COMBINATION AGREEMENT PREVIOUSLY ANNOUNCED ON DECEMBER 20, 2016, SUPERSEDES THE INVESTOR PRESENTATION PROVIDED ON JANUARY 26, 2016. THE INFORMATION CONTAINED HEREIN IS PROVIDED FOR INFORMATIONAL AND DISCUSSION PURPOSES ONLY AND IS NOT, AND MAY NOT BE RELIED ON IN ANY MANNER AS, LEGAL, TAX OR INVESTMENT ADVICE OR AS AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SECURITIES. THE INFORMATION CONTAINED HEREIN IS DERIVED FROM VARIOUS INTERNAL AND EXTERNAL SOURCES. NO REPRESENTATION IS MADE AS TO THE REASONABLENESS OF THE ASSUMPTIONS MADE WITHIN OR THE ACCURACY OR COMPLETENESS OF ANY PROJECTIONS OR MODELING OR ANY OTHER INFORMATION CONTAINED HEREIN. ANY INFORMATION ON PAST PERFORMANCE OR MODELING CONTAINED HEREIN IS NOT AN INDICATION AS TO FUTURE PERFORMANCE. THE INFORMATION CONTAINED HEREIN IS NOT, AND SHOULD NOT BE ASSUMED TO BE, COMPLETE. THIS DOCUMENT IS BEING PROVIDED TO ASSIST PARTIES IN MAKING THEIR OWN EVALUATION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION OF KLRE AND A WHOLLY OWNED SUBSIDIARY OF TEMA OIL AND GAS COMPANY (“TEMA”) AND FOR NO OTHER PURPOSE. THE PROPOSED BUSINESS COMBINATION REMAINS SUBJECT TO APPROVAL FROM THE KLRE PUBLIC SHAREHOLDERS. EXCEPT WHERE OTHERWISE INDICATED HEREIN, THE INFORMATION PROVIDED HEREIN IS BASED ON MATTERS AS THEY EXIST AS OF THE DATE OF THIS PRESENTATION AND NOT AS OF ANY FUTURE DATE. EXCEPT AS OTHERWISE REQUIRED BY APPLICABLE LAW, WE DISCLAIM ANY DUTY TO UPDATE OR OTHERWISE REVISE THIS PRESENTATION TO REFLECT INFORMATION THAT SUBSEQUENTLY BECOMES AVAILABLE, OR CIRCUMSTANCES THAT EXIST OR CHANGES THAT OCCUR AFTER THE DATE HEREOF. THIS PRESENTATION INCLUDES FINANCIAL AND OPERATIONAL FORECASTS, PROJECTIONS AND OTHER FORWARD-LOOKING STATEMENTS REGARDING ROSEHILL RESOURCES (“ROSEHILL” OR “THE COMPANY”), ITS BUSINESS AND PROSPECTS THAT, UNLESS OTHERWISE INDICATED, WERE PROVIDED BY ROSEHILL’S PREDECESSORS TO KLRE AND ARE WITHIN THE MEANING OF THE “SAFE HARBOR” PROVISIONS OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF TERMINOLOGY SUCH AS “MAY,” “WILL,” “SHOULD,” “EXPECT,” “ANTICIPATE,” “PROJECT,” “ESTIMATE,” “INTEND,” “CONTINUE” OR “BELIEVE,” OR THE NEGATIVES THEREOF OR OTHER VARIATIONS THEREON OR COMPARABLE TERMINOLOGY OR PROSPECTIVE FINANCIAL DATA. FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS REGARDING: FUTURE FINANCIAL AND OPERATING RESULTS; STRATEGIES, OUTLOOK AND GROWTH PROSPECTS; FUTURE PLANS; POTENTIAL FOR FUTURE GROWTH; LIQUIDITY AND CAPITAL RESOURCES; AND ECONOMIC OUTLOOK AND INDUSTRY TRENDS. SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON CURRENT EXPECTATIONS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS AND PERFORMANCE TO DIFFER MATERIALLY. THESE RISKS INCLUDE, BUT ARE NOT LIMITED TO, COMMODITY PRICE VOLATILITY, INFLATION, LACK OF AVAILABILITY OF DRILLING AND PRODUCTION EQUIPMENT AND SERVICES, ENVIRONMENTAL RISKS, DRILLING AND OTHER OPERATING RISKS, REGULATORY CHANGES, THE UNCERTAINTY INHERENT IN ESTIMATING RESERVES AND IN PROJECTING FUTURE RATES OF PRODUCTION, CASH FLOW AND ACCESS TO CAPITAL, THE TIMING OF DEVELOPMENT EXPENDITURES, AND RISKS ASSOCIATED WITH THE COMPLETION OF THE PROPOSED BUSINESS COMBINATION. WITHOUT LIMITING THE FOREGOING, THE INCLUSION OF THE FINANCIAL PROJECTIONS IN THIS PRESENTATION SHOULD NOT BE REGARDED AS AN INDICATION THAT THE COMPANY CONSIDERED, OR NOW CONSIDERS, THEM TO BE A RELIABLE PREDICTION OF FUTURE RESULTS. THE FINANCIAL PROJECTIONS WERE NOT PREPARED WITH A VIEW TOWARDS PUBLIC DISCLOSURE OR WITH A VIEW TO COMPLYING WITH THE PUBLISHED GUIDELINES OF THE SECURITIES AND EXCHANGE COMMISSION (“SEC”). THE GUIDELINES ESTABLISHED BY THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS WITH RESPECT TO PROSPECTIVE FINANCIAL INFORMATION, OR WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. NEITHER THE COMPANY’S INDEPENDENT AUDITORS, NOR ANY OTHER INDEPENDENT ACCOUNTANTS, HAVE COMPILED, EXAMINED OR PERFORMED ANY PROCEDURES WITH RESPECT TO THE FINANCIAL PROJECTIONS, NOR HAVE THEY EXPRESSED ANY OPINION OR ANY OTHER FORM OF ASSURANCE ON SUCH INFORMATION OR ITS ACHIEVABILITY. ALTHOUGH THE FINANCIAL PROJECTIONS WERE PREPARED BASED ON ASSUMPTIONS AND ESTIMATES THAT THE COMPANY’S MANAGEMENT BELIEVES ARE REASONABLE, THE COMPANY PROVIDES NO ASSURANCE THAT THE ASSUMPTIONS MADE IN PREPARING THE FINANCIAL PROJECTIONS WILL PROVE ACCURATE OR THAT ACTUAL RESULTS WILL BE CONSISTENT WITH THESE FINANCIAL PROJECTIONS. PROJECTIONS OF THIS TYPE INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES AND SHOULD NOT BE READ AS GUARANTEES OF FUTURE PERFORMANCE OR RESULTS AND WILL NOT NECESSARILY BE ACCURATE INDICATORS OF WHETHER OR NOT SUCH RESULTS WILL BE ACHIEVED. NON-GAAP FINANCIAL MEASURES THIS PRESENTATION INCLUDES FINANCIAL MEASURES THAT ARE NOT CALCULATED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE U.S. (“GAAP”). WHILE MANAGEMENT BELIEVES SUCH MEASURES ARE USEFUL FOR INVESTORS, THEY SHOULD NOT BE USED AS A REPLACEMENT FOR FINANCIAL MEASURES CALCULATED IN ACCORDANCE WITH GAAP. PLEASE SEE ADJUSTED EBITDAX RECONCILIATION ON PAGE 36 FOR A RECONCILIATION OF ADJUSTED EBITDAX TO THE NEAREST GAAP MEASURE. CAUTIONARY STATEMENT REGARDING HYDROCARBON QUANTITIES WE HAVE PROVIDED IN THIS PRESENTATION ESTIMATES OF ROSEHILL’S MANAGEMENT FOR PROVED RESERVES AND AGGREGATED PROVED, PROBABLE AND POSSIBLE RESERVES (“3P RESERVES”) AS OF DECEMBER 31, 2016, WITH EACH CATEGORY OF RESERVES ESTIMATED USING SEC GUIDELINES WITH ESCALATED PRICING (NYMEX STRIP PRICING). AS USED IN THIS PRESENTATION. THE SEC PROHIBITS COMPANIES FROM AGGREGATING PROVED, PROBABLE AND POSSIBLE RESERVES ESTIMATED USING DETERMINISTIC ESTIMATION METHODS IN FILINGS WITH THE SEC DUE TO THE DIFFERENT LEVELS OF UNCERTAINTY ASSOCIATED WITH EACH RESERVE CATEGORY. ACTUAL QUANTITIES THAT MAY BE ULTIMATELY RECOVERED MAY DIFFER SUBSTANTIALLY FROM THE ESTIMATES IN THIS PRESENTATION. FACTORS AFFECTING ULTIMATE RECOVERY INCLUDE THE SCOPE OF OUR ONGOING DRILLING PROGRAM, WHICH WILL BE DIRECTLY AFFECTED BY COMMODITY PRICES, THE AVAILABILITY OF CAPITAL, REGULATORY APPROVALS, DRILLING AND PRODUCTION COSTS, AVAILABILITY OF DRILLING SERVICES AND EQUIPMENT, DRILLING RESULTS, LEASE EXPIRATIONS, TRANSPORTATION CONSTRAINTS AND OTHER FACTORS; ACTUAL DRILLING RESULTS, WHICH MAY BE AFFECTED BY GEOLOGICAL, MECHANICAL AND OTHER FACTORS THAT DETERMINE RECOVERY RATES; AND BUDGETS BASED UPON OUR FUTURE EVALUATION OF RISK, RETURNS AND THE AVAILABILITY OF CAPITAL. THE TERM “EUR” (OR ESTIMATED ULTIMATE RECOVERY) IS USED IN THIS PRESENTATION TO DESCRIBE ESTIMATES OF POTENTIALLY RECOVERABLE HYDROCARBONS REMAINING IN THE APPLICABLE RESERVOIR. THESE RESOURCES ARE NOT PROVED RESERVES IN ACCORDANCE WITH SEC REGULATIONS AND SEC GUIDELINES RESTRICT US FROM INCLUDING THESE MEASURES IN FILINGS WITH THE SEC. THESE HAVE BEEN ESTIMATED BY ROSEHILL WITHOUT REVIEW BY INDEPENDENT ENGINEERS. ACTUAL RECOVERY OF THESE POTENTIAL RESOURCE VOLUMES IS INHERENTLY MORE SPECULATIVE THAN RECOVERY OF ESTIMATED RESERVES AND ANY SUCH RECOVERY WILL BE DEPENDENT UPON FUTURE DESIGN AND IMPLEMENTATION OF A SUCCESSFUL DEVELOPMENT PLAN AND THE ACTUAL GEOLOGIC CHARACTERISTICS OF THE RESERVOIRS. ULTIMATE RECOVERIES WILL BE DEPENDENT UPON NUMEROUS FACTORS INCLUDING THOSE NOTED ABOVE. REFERENCES TO ROSEHILL HEREIN SHALL MEAN THE BUSINESS AFTER THE CONSUMMATION OF THE TRANSACTIONS WHICH ARE CURRENTLY CONTEMPLATED BETWEEN TEMA, KLRE, AND ROSEMORE ACCORDING TO AN AGREEMENT SUBJECT TO CERTAIN CONDITIONS. ROSEHILL IS NOT A CURRENTLY OPERATING ENTITY AND MAY NOT INCLUDE ALL ASSETS OF THE CURRENT TEMA OPERATING COMPANY. ADDITIONAL INFORMATION IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION BETWEEN A WHOLLY OWNED SUBSIDIARY OF TEMA AND KLRE, KLRE HAS FILED A PRELIMINARY PROXY STATEMENT WITH THE SEC ON MARCH 23, 2017, AND WILL MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO ITS STOCKHOLDERS WHEN THEY BECOME AVAILABLE. THIS PRESENTATION DOES NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE PROPOSED BUSINESS COMBINATION. IT IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE PROPOSED BUSINESS COMBINATION. KLRE STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY ATTACHMENT THERETO AND, ONCE AVAILABLE, THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH KLRE’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE TRANSACTIONS CONTEMPLATED BY THE PROPOSED BUSINESS COMBINATION BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT TEMA, KLRE AND THE PROPOSED TRANSACTION. STOCKHOLDERS MAY OBTAIN A COPY OF THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, WITHOUT CHARGE, AT THE SEC’S WEBSITE AT HTTP://SEC.GOV OR BY DIRECTING A REQUEST TO KLR ENERGY ACQUISITION CORP., 811 MAIN STREET, 18TH FLOOR, HOUSTON, TEXAS 77002, ATTN: GARY C. HANNA. THIS PRESENTATION SHALL NOT CONSTITUTE A SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED BUSINESS COMBINATION. PARTICIPANTS IN THE SOLICITATION KLRE, TEMA, AND THEIR RESPECTIVE DIRECTORS, EXECUTIVE OFFICERS AND OTHER MEMBERS OF THEIR MANAGEMENT AND EMPLOYEES, UNDER SEC RULES, MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES OF KLRE STOCKHOLDERS IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION. INVESTORS AND SECURITY HOLDERS MAY OBTAIN MORE DETAILED INFORMATION REGARDING THE NAMES, AFFILIATIONS AND INTERESTS OF CERTAIN OF KLRE’S AND TEMA’S RESPECTIVE EXECUTIVE OFFICERS AND DIRECTORS IN THE SOLICITATION BY READING THE PRELIMINARY PROXY STATEMENT IN CONNECTION WITH THE BUSINESS COMBINATION WHICH WAS FILED BY THE COMPANY ON MARCH 23, 2017. INFORMATION CONCERNING THE INTERESTS OF KLRE’S AND TEMA’S PARTICIPANTS IN THE SOLICITATION, WHICH MAY, IN SOME CASES, BE DIFFERENT THAN THOSE OF KLRE’S AND TEMA’S STOCKHOLDERS GENERALLY, IS SET FORTH IN THE PRELIMINARY PROXY STATEMENT RELATING TO THE BUSINESS COMBINATION. DISCLAIMER

Introduction Rosehill Overview Financial Overview Benchmarking Analysis Appendix AGENDA

4,771 net acres in the core of the Delaware Basin (>80% HBP as of March 2017) Ten stacked benches, with ~95% of locations economic(1) and ~45% of locations with IRRs > 50% March 2017E average production rate of ~5,700 Boepd ~250 undrilled gross locations on current leasehold 11 years of inventory (using a 2-rig program) with significant upside through downspacing program (>14 years of inventory) Scalable Assets in the Core of the Delaware Basin Economic defined as > 10% IRR at NYMEX strip pricing as of 9 December 2016. Average annual NYMEX WTI strip pricing as of 9 December 2016 is $47.64 (Q4 2016), $54.19 (2017), $54.94 (2018), $54.88 (2019), $55.22 (2020), and escalating to $58.30 (2025+); average annual NYMEX HHUB strip pricing as of 9 December 2016 is $2.92 (Q4 2016), $3.52 (2017), $3.08 (2018), $2.89 (2019), $2.90 (2020), and escalating to $3.36 (2025+). NGLs priced at 27.5% of WTI. ROSEHILL HIGHLIGHTS: DRIVEN TO SUCCEED Team members have extensive experience in Energy: Gary Hanna (Rosehill Chairman) – 35 years leading multiple public energy companies Rosehill executives – average 30+ years E&P operating experience with proven horizontal drilling success Rosehill’s predecessors have been operating in the Permian Basin since the 1940s Rosemore’s owners, direct descendants of Amoco’s founders, have close to a century of Oil & Gas experience (1920 – present) Planned Equity incentives ensure management is aligned with shareholder interests Aligned Veteran Leadership Rosemore has a long history of “accretive dilution” and will own an approximately 61% economic interest in Rosehill Operating on an as converted basis Rosehill’s predecessor grew to ~5,700 Boepd (March 2017E average) by drilling within cash flow and credit facility availability During Gary Hanna’s 5-year tenure at EPL Energy, EPL spent ~$2 billion on acquisitions and development while generating positive free cash flow and maintaining Debt/EBITDA <1.6x Proven Record of Disciplined Capital Allocation Larger fracs resulting in higher EURs are driving premier returns Most recent completions outperforming type curve by 17% to 73% Executing drilling and completion program with refined completion technique approach Offset operators achieving excellent results across multiple benches Superior Well Results Preeminent Delaware Basin focused small-cap with outstanding growth potential Projected production growth of 50% and 36% / projected EBITDAX growth of 199% and 70% in 2017 and 2018 respectively Poised for bolt-on acquisitions for further growth in core areas Dedicated to Strong, Profitable Growth

High Growth Assets Supported by Low-Decline, Non-Core Barnett Asset Cash Flow Note: December 31, 2016 reserves audited by Ryder Scott. Projected production based on a two-rig program. Economic defined as > 10% IRR at NYMEX strip pricing as of 9 December 2016. Average annual NYMEX WTI strip pricing as of 9 December 2016 is $47.64 (Q4 2016), $54.19 (2017), $54.94 (2018), $54.88 (2019), $55.22 (2020), and escalating to $58.30 (2025+); average annual NYMEX HHUB strip pricing as of 9 December 2016 is $2.92 (Q4 2016), $3.52 (2017), $3.08 (2018), $2.89 (2019), $2.90 (2020), and escalating to $3.36 (2025+). NGLs priced at 27.5% of WTI. December 31, 2016 pricing for reserves: WTI – $54.24 (2017), $54.80 (2018), $54.88 (2019), $55.37 (2020), $56.02 (2021), and $56.87 thereafter; HHUB – $3.36 (2017), $3.04 (2018), $2.89 (2019), $2.90 (2020), $2.93 (2020), and $2.98 thereafter; NGL at 27.5% of WTI. Rosehill OVERVIEW DRILLING: DEVELOPMENT TARGETING THE DELAWARE BASIN CORE Core Location in Emerging Delaware Basin Delaware Hyper-Core 4,771 net acres in the hyper-core of the Delaware Basin >80% HBP across all productive benches Attractive leasehold NRI of ~80% across operated acreage Ten stacked benches, with ~95% of locations economic and ~45% of locations with IRRs >50% at NYMEX strip pricing(1) 1Q17E production exit rate of ~5,700 Boepd ~250 gross undrilled locations on current leasehold 11 years of drilling inventory with two-rig program Additional ~80 locations with downspacing based on company estimates December 31, 2016 3P reserves of 90,597 MBoe(2) Rosehill Acreage Rosehill Acreage TX NM Solid Production Growth With A Delaware Focus Delaware Properties Net Acres 4,771 Proved Reserves (MBoe) 12,956 % Liquids 80.1% 3P Reserves (MBoe) 89,481 % Liquids 77.9% Drilling Locations Gross ~250 Net ~225 Barnett Properties Net Acres 4,468 Proved Reserves (MBoe) 1,117 % Liquids 49.6% 3P Reserves (MBoe) 1,117 % Liquids 49.6% 43% CAGR (‘16 to ‘18) Production (Boepd)

Note: Figures based on financial statements as of 31 December, 2016. EBITDAX projections based on NYMEX strip pricing as of 9 December 2016. Average annual NYMEX WTI strip pricing as of 9 December 2016 is $47.64 (Q4 2016), $54.19 (2017), $54.94 (2018), $54.88 (2019), $55.22 (2020), and escalating to $58.30 (2025+); average annual NYMEX HHUB strip pricing as of 9 December 2016 is $2.92 (Q4 2016), $3.52 (2017), $3.08 (2018), $2.89 (2019), $2.90 (2020), and escalating to $3.36 (2025+). NGLs priced at 27.5% of WTI. 1. Rosehill’s credit facility had a $55 million balance as of 31 December 2016. 2. Assumes no redemptions by KLRE shareholders. 3. For a reconciliation of EBITDAX to the nearest GAAP measure, see slide 36. 4. Fully diluted shares outstanding calculated according to the Treasury Stock Method assuming a strike price of $11.50, at $12.00 per share. 5. Valued on an as converted basis assuming a preferred share conversion ratio of ~87 common shares per preferred share. FINANCIAL OVERVIEW KLR Energy (“KLRE”) is led by Gary Hanna, a 35-year industry veteran who previously built and sold EPL Oil & Gas (NYSE:EPL) for an 8.5x equity return within 5 years KLRE is acquiring a 39% as converted interest in Rosehill Operating Company, LLC (“Rosehill Operating”), an entity formed by Tema Oil & Gas Company (“Tema”) and into which Tema will contribute the contributed assets for $35 MM in cash, shares of Class B common stock, 4 MM warrants, and the assumption of $55 MM in debt, which implies an enterprise value of $400 MM(1) Tema is a private Delaware Basin operator wholly owned by Rosemore Inc. (“Rosemore”), the founding family of the American Oil Company (“Amoco”) and Crown Central Petroleum Corporation KLRE shareholders and Rosehill’s owners are strongly aligned due to Tema retaining a 61% interest in Rosehill Operating on an as converted basis Rosehill’s operations focus on the core of the Delaware Basin in Loving County, with drilling locations across ten distinct benches $85 MM(2) of cash from the KLRE Trust Account will be contributed with $75 MM of proceeds of a private placement of Series A Cumulative Convertible Preferred Stock and warrants $124 MM(2) of pro forma liquidity to fully fund projected development through 2018 and pursue strategic acquisitions Targeted close of the transaction in Q2 2017 December 2016: Executed definitive business combination agreement, announce transaction, and announce Preferred Stock and Warrants offering April 2017: Shareholder vote May 2017: File Shelf Registration Statement Small-Cap E&P Poised to Exploit the Delaware Basin Pro Forma Capitalization TRANSACTION SUMMARY Actual Pro Forma ($MM unless otherwise noted) 12/31/2016 Adjustments 12/31/2016 Cash and Cash Equivalents $0.2 $123.4 $123.7 Cash Held in Trust Account $85.3 ($85.3) -- Long-Term Debt Notes Payable $0.3 ($0.3) -- Revolving Credit Facility -- $55.0 $55.0 Total Debt   $0.3   $55.0 Preferred Equity   -- $75.0 $75.0 Shareholder's Equity $5.0 $470.3 $475.3 Total Capitalization   $5.3   $605.3 % Debt / Capitalization 5.2% 9.1% Operating Metrics(3)   2017E EBITDAX $45 2018E EBITDAX $77 1Q17E Production Exit Rate 5,700 Boepd December 30, 2016 Proved Reserves 14.1 MMBoe % PDP 43.8% Liquidity(2)   Cash (including cash held in trust) $85.6 $38.2 $123.7 Borrowing Base Availability -- Total Liquidity   $85.6   $123.7 Estimated Shares Outstanding (MM)(2)(4) $10.40 $12.00 % Preferred Stock As Converted 6.5 6.5 13.4% / 13.1% Common Shares KLRE Shareholders 8.2 8.5 16.8% / 17.1% KLRE Sponsors 3.5 3.9 7.2% / 7.8% Preferred Stock Investors 0.7 0.9 1.5% / 1.9% Tema Equity Retained 29.8 30.0 61.1% / 60.2% Total Common Shares 42.2 43.3 86.6% / 86.9% Total As Converted Shares 48.8 49.8 100.0% / 100.0% Implied Enterprise Value Assumed Share Price $10.40 x Common Shares Outstanding (MM)(4) 42.2 Common Equity Value     $439 Plus: Net Debt ($68.7) Plus: Preferred Equity(5) $67.8 Enterprise Value       $438 Implied Valuation Metrics(3) Enterprise Value/ Rosehill Metrics 2017E EBITDAX $45 MM 9.7x 2018E EBITDAX $77 MM 5.7x 1Q17E Production Exit Rate 5,700 Boepd $76,929 / Boepd December 30, 2016 Proved Reserves 14.1 MMBoe $31.10 / Boe

Rosehill OVERVIEW ROSEHILL OVERVIEW Section 1 Rosehill Overview Section 2 Financial Overview Section 3 Benchmarking Analysis Appendix

Gross Reservoir Thickness (ft) Total Locations Brushy Canyon 210 27 Upper Avalon 325 13 Lower Avalon / 1st Bone Spring 315 13 2nd Bone Spring Shale 200 19 2nd Bone Spring Sand 350 34 3rd Bone Spring Shale 410 19 3rd Bone Spring Sand 825 83 Wolfcamp A(X,Y) Lower Wolfcamp A Upper and Lower Wolfcamp B 800 44 Total 3,435 252 Rosehill OVERVIEW Correlative to the Midland Basin but deeper, thicker, and with higher pressure Rosehill’s core acreage is in the thickest part of the Delaware Basin with multiple high-quality source rocks 10 distinct, productive benches over a vertical distance of 4,500 feet Rosehill will focus its near-term drilling efforts in the Wolfcamp A, B and 3rd Bone Spring Sand reservoirs Central Delaware Basin Reservoir Thickness Thickest and Richest Part of the Basin Superior Reservoir Quality Wolfcamp A Porosity (PhiH) The Wolfcamp A has proven to be the most prolific reservoir in the Delaware Basin and is the dominant current drilling target in the area The Wolfcamp A, B and the 3rd Bone Spring Sand are overpressured, which significantly enhances recovery and economics Porosity is a key factor contributing to high EURs, as well as brittleness, organic content, maturity and overall thickness Porosity-Feet (PhiH) WHAT SEPARATES THE DELAWARE CORE FROM OTHER PLAYS? Eddy Co. Lea Co. Loving Co. Reeves Co. New Mexico Texas

Wolfcamp A Brittleness Brittle Source and Reservoir Rocks Strong EURs Across Multiple Benches Offset Wolfcamp & Avalon EUR’s Rosehill OVERVIEW Brittleness of the rock is a major factor that contributes to completion effectiveness and high EURs The Wolfcamp A (the X,Y Sands and the Lower Wolfcamp A Shale) is interbedded reservoir and source rocks with a low clay content and high overall brittleness Natural fractures are abundant and increase drainage efficiency Offset operators have drilled many >1,000 MBoe EUR wells in the Wolfcamp, Bone Spring, and Avalon zones All 10 benches are productive within a short distance of Rosehill’s Loving County core Ample running room for future growth Offset operators are testing various spacing patterns and optimizing frac sizes Feet of Wolfcamp A with Brittleness Coefficient >.65 WHAT SEPARATES THE DELAWARE CORE FROM OTHER PLAYS? (CONT’D) Rosehill Acreage Loving Co. EUR MBoe > 1,000 > 800 > 600 > 400 > 200 > 0 Permits Eddy Co. Lea Co. Loving Co. Reeves Co. New Mexico Texas

Endurance Yates 16 State #1H 348 MBoe 12 Months Brushy Canyon Source: IHS, Drilling Info Note: Peak Rate represents average daily production for peak production month; Boe calculated on a 6:1 ratio. 1. Average annual NYMEX WTI strip pricing as of 9 December 2016 is $47.64 (Q4 2016), $54.19 (2017), $54.94 (2018), $54.88 (2019), $55.22 (2020), and escalating to $58.30 (2025+); average annual NYMEX HHUB strip pricing as of 9 December 2016 is $2.92 (Q4 2016), $3.52 (2017), $3.08 (2018), $2.89 (2019), $2.90 (2020), and escalating to $3.36 (2025+). NGLs priced at 27.5% of WTI. Rosehill OVERVIEW EOG Rattlesnake 21 Fed #701H Peak Rate: 3,352 Boepd Wolfcamp A X/Y EOG State Magellan #13H Peak Rate: 1,746 Boepd 3rd Bone Spring Sand EOG State Magellan #15H Peak Rate: 1,619 Boepd 1st Bone Spring Sand Concho Coronado 35 Fed #1H Peak Rate: 1,327 Boepd Wolfcamp A X/Y EOG Excelsior 7 #8H Peak Rate: 2,874 Boepd Wolfcamp B EOG State Galileo #9H Peak Rate: 2,792 Boepd 2nd Bone Spring Sand Tema/Rosehill Kyle 24 #G1 Peak Rate: 1,318 Boepd Lower Wolfcamp A Tema/Rosehill Z&T 42 #G2 Peak Rate: 866 Boepd Upper Avalon Anadarko Tabasco Cat #1H Peak Rate: 1,458 Boepd Lower Wolfcamp A Anadarko Kingston #2H Peak Rate: 1,448 Boepd Lower Wolfcamp A Shell Bonnethead #1H Peak Rate: 1,126 Boepd Lower Wolfcamp A Apache Falcon State #S224H Peak Rate: 1,508 Boepd 3rd Bone Spring Shale Tema/Rosehill Weber 26 #G1 Peak Rate: 1,859 Boepd Lower Wolfcamp A RSP Permian Rudd Draw 29-3 #3H Peak Rate: 1,318 Boepd Wolfcamp A (X/Y) Producing Formation Brushy Canyon Upper Avalon Shale Lower/Middle Avalon 1st Bone Spring Sand 2nd Bone Spring Shale 2nd Bone Spring Sand 3rd Bone Spring Shale 3rd Bone Spring Sand Wolfcamp A (X/Y Sands) Wolfcamp A Lower Wolfcamp B Rosehill Acreage Loving Co. Lea Co. Rosehill has benefited from drilling efficiencies and enhanced completion techniques performed by its offset operators Rosehill’s well results have improved dramatically across its footprint Oil peak IPs on its Gen-2 wells are averaging 213% higher than its Gen-1 wells Gen-2 wells are exceeding the 747 Gross MBoe type curve by 34% on average IRRs on 6 of the 10 benches are now above 50%1 Locations have high liquid content Highly repeatable drilling due to close proximity to offset activity and similar geologic features Compelling Area Results Offset operators have derisked Rosehill’s core acreage BENCH STRENGTH: PROVEN SUPERIOR ACREAGE Tema/Rosehill Kyle 26 #E4 Peak Rate: 687 Boepd Wolfcamp A (X,Y Sands) WPX Lindsay 10 #6H Peak Rate: 928 Boepd Lower Avalon Chevron Moose’s Tooth #1H Peak Rate: 592 BOEPD 2nd Bone Spring Shale Anadarko Thresher #9HN Peak Rate: 928 Boepd Upper Avalon

Represents a blended Wolfcamp A (X,Y) and Lower Wolfcamp A type curve. Rosehill OVERVIEW Gen-2 Lower Wolfcamp A 747 Gross MBoe Type Curve Gen-1Wolfcamp A 710 Gross MBoe Type Curve(1) Gen-1 Completions Gen-2 Completions Enhanced completion techniques have significantly improved well performance Increased Choke Size Increased Choke Size WOLFCAMP PERFORMANCE EXCEEDING TYPE CURVE     Cumulative Oil (Bbls) Well Completion Date Current vs. Type Curve % Change   Z&T 20 #G001 Feb-16 179,727 152,702 18% Kyle 24 #G001 May-16 226,481 130,652 73% Z&T 20 #A001 Nov-16 71,775 61,092 17% Weber 26 #G001 Dec-16 43,822 34,408 27%     Cumulative Oil (Bbls) Well Completion Date Current vs. Type Curve % Change   Z&T 20 #C4WH 15-Jun 172,374 149,198 16% Z&T 42 #F4WH 14-Dec 225,172 177,376 27% Kyle 26 #E4WH 14-Jun 273,310 196,304 39%

Rosehill OVERVIEW Gen-1 Completions Gen-2 Completions Completion techniques have been refined based on experience gained and offset operator completion results Early designs, ramping up learning curve Lower Lower Lower Testing sliding sleeve vs. plug & perf Smaller diameter Conservative choke management – wells were choked back during unloading and throughout early well life Leveraging service company knowledge to improve designs; greater focus on perf cluster spacing, stage spacing, carrier fluid designs Higher Higher Higher Employ only plug & perf Larger diameter More aggressive choke management during and after flowback Completion Designs Sand Volumes Frac Fluid Volumes Pump Rates Fracing Technique Production Tubing Choke Management EVOLUTION OF COMPLETION TECHNIQUES

Source: Company filings Rosehill OVERVIEW Brushy Canyon Upper Avalon Lower Avalon/1st Bone Spring 2nd B. Spring Shale 2nd Bone Spring Sand 3rd B. Spring Shale 3rd Bone Spring Sand Wolfcamp A X,Y Lower Wolfcamp A Upper and Lower Wolfcamp B Base Case Spacing Pattern Down-Spaced Pattern = 50 Wells per Square Mile (250 total locations) = 66 Wells per Square Mile (330 total locations) 4,500’ 1,320’ Contiguous Reservoir Gross Drilling Inventory by County Ten Benches of Stacked Pay with Downspacing Potential Stacked pay with multiple horizontal targets across core acreage Delaware Operators Testing Downspacing Initial Development Offset operators are utilizing multiple techniques, including stacked / staggered well patterns, to test downspacing in the Delaware Basin UNDEVELOPED LOCATION INVENTORY 11 Years of Operated Inventory with 2 Rigs 880’ 660’

Gas pricing held flat at $3.00/MMBtu. Based on internal company type curves. NYMEX strip pricing as of 9 December 2016. Average annual NYMEX WTI strip pricing as of 9 December 2016 is $47.64 (Q4 2016), $54.19 (2017), $54.94 (2018), $54.88 (2019), $55.22 (2020), and escalating to $58.30 (2025+); average annual NYMEX HHUB strip pricing as of 9 December 2016 is $2.92 (Q4 2016), $3.52 (2017), $3.08 (2018), $2.89 (2019), $2.90 (2020), and escalating to $3.36 (2025+). NGLs priced at 27.5% of WTI. Rosehill OVERVIEW Target Type Curve Economics(2) Commentary Currently, Rosehill is running 2 rigs Spud 2 Wolfcamp B wells in March 2017 The drilling plan calls for a focus on the following benches: 3rd Bone Spring Sand Wolfcamp A (X,Y) Lower Wolfcamp A Wolfcamp B Target Type Curve WTI Price Sensitivities(1) WELL ECONOMICS & HORIZONTAL DEVELOPMENT PLAN Shifting to Pad Development with 2 Rig Plan Rosehill’s development program will target the highly economic 3rd Bone Spring Sand, Wolfcamp A and B benches

Rosehill OVERVIEW Loving County Acreage Midstream Overview Oil and Gas Marketing Summary Gathering infrastructure wholly owned by Gateway Gathering & Marketing Company, a wholly owned subsidiary of Rosemore, Inc. Majority of Loving County acreage serviced by Gateway Ten year tenure on Gateway services agreement Arms-length fair market pricing established between Rosehill and Gateway Gateway is positioned to continue to support Rosehill’s growth Midstream infrastructure buildout developed in conjunction with Rosehill development plan $10 MM investment in the next 12 to 18 months from Rosemore, Inc. to expand capacity on current infrastructure Oil delivered onto Plains All American system via the Raven Oil Pipeline Average oil transportation costs consist of $0.63/Bbl fee to Raven Oil Pipeline and $1.92/Bbl fee on Plains All American Pipeline for a total negative differential to Midland pricing of $2.55/Bbl High end negative differentials for easternmost acreage block of $3.32 due to trucking costs Gas delivered into ETC Field Services Pipeline via the LCGS pipeline Second gas sales connection with EnLink in service by April 30 Average gas gathering fee of $0.42 per Mcf Gas and NGLs sold as percentage of proceeds in addition to Waha Hub differential TEXAS Tank Battery 20 East Tank Battery 32 West Tank Battery 32 East Tank Battery 42 East Tank Battery 26 West Tank Battery 26 East Compression Station Separator Raven Truck Station #1 LCGS Raven Oil I/C Plains I/C ETC Field Services Interconnection Points Rosehill Acreage Raven Oil LCGS Tank Batteries Truck Station Compression Station Separator 0 1,000 2,000 3,000 6,000 ft Sufficient takeaway capacity to support current drilling program; Ongoing investment in infrastructure to expand gathering and compression capacity MIDSTREAM INFRASTRUCTURE

Source: IHS Herolds; Drilling Info Based on company internal estimates (internal type curves and geological data). Assuming 4 locations per sq. mile per productive zone and an average ~790 MBoe EUR per location. Operators by Basin Delaware E&P Deals Active pipeline of bolt-on opportunities >250 private operators in the Delaware Basin Twice that of the Williston Basin Numerous small, private companies are overlooked as potential acquisition targets Only ~ 3% of the recoverable reserves have been exploited in the Delaware basin(1) Transactions in the Delaware Basin announced in the last 8 quarters average $640 million per quarter (9 deals per quarter) Delaware activity has outpaced all other basins Since July 2016, the Delaware Basin has seen 9 transformative acquisitions over $1 billion Sellers willing to take significant equity consideration in order to retain upside exposure Numerous M&A Targets Strong Deal Flow = Willing Sellers ACCRETIVE M&A PIPELINE

FINANCIAL OVERVIEW SECTION 2: FINANCIAL OVERVIEW Section 1 Rosehill Overview Section 2 Financial Overview Section 3 Benchmarking Analysis Appendix

Note: Adjusted EBITDAX projections based on NYMEX strip pricing as of 9 December 2016. Average annual NYMEX WTI strip pricing as of 9 December 2016 is $47.64 (Q4 2016), $54.19 (2017), $54.94 (2018), $54.88 (2019), $55.22 (2020), and escalating to $58.30 (2025+); average annual NYMEX HHUB strip pricing as of 9 December 2016 is $2.92 (Q4 2016), $3.52 (2017), $3.08 (2018), $2.89 (2019), $2.90 (2020), and escalating to $3.36 (2025+). NGLs priced at 27.5% of WTI. Liquidity defined as cash plus borrowing base availability. Borrowing base assumes growth with production and is estimated at ~$10,000 per Boepd increase. Forecast assumes no redemptions by KLRE shareholders, $75 million in proceeds from private placement, and that revolver debt is repaid during 2017. 2017 and 2018 forecast based on Rosehill’s expected one full-time rig program with a second rig alternating for a majority of the year at an average well cost of ~$6 million per well. FINANCIAL OVERVIEW D&C Capital ($MM)(2) Average Daily Production (Boepd) Adjusted EBITDAX ($MM) Debt / LTM Adj. EBITDAX and Liquidity(1) FINANCIAL FORECAST

FINANCIAL OVERVIEW Capital Spending Overview ($MM) Commentary 2017E - 2018E Capital Budget Development plans for 2017 and 2018 focus on the Wolfcamp Shale, both A & B benches, as well as the 3rd Bone Spring Sand Wells will be drilled and completed in “clusters” to maximize productivity and minimize downtime Management team has experience with the scope of projected capital expenditure plan for 2017 CAPITAL BUDGET OVERVIEW

Note: Average realized price based on NYMEX strip pricing as of 9 December 2016. Average annual NYMEX WTI strip pricing as of 9 December 2016 is $47.64 (Q4 2016), $54.19 (2017), $54.94 (2018), $54.88 (2019), $55.22 (2020), and escalating to $58.30 (2025+); average annual NYMEX HHUB strip pricing as of 9 December 2016 is $2.92 (Q4 2016), $3.52 (2017), $3.08 (2018), $2.89 (2019), $2.90 (2020), and escalating to $3.36 (2025+). NGLs priced at 27.5% of WTI. FINANCIAL OVERVIEW Oil Hedges Rosehill intends to have a flexible approach with regards to its hedging strategy With no pro forma net leverage, Rosehill can be opportunistic about when to hedge based on its drilling program and the forward pricing market Hedges for the rest of 2017: Oil: >40% of expected production hedged at an average price of ~$51/Bbl Gas: >85% of expected production hedged at an average price of ~$3.10/Mcf Commentary HEDGING OVERVIEW Gas Hedges

DELAWARE TRANSACTIONS OVERVIEW SECTION 3: BENCHMARKING ANALYSIS Section 1 Rosehill Overview Section 2 Financial Overview Section 3 Benchmarking Analysis Appendix

Source: 1Derrick, Company filings Note: Includes Delaware Basin transactions announced through 18 January 2017 over $100 in transaction value and for which net locations could be estimated from publicly disclosed data. Averages exclude Rosehill. Net of March 2017E average production rate of 5,700 Boepd valued at $35k per flowing equivalent barrel. Based on Rosehill base case 50 wells per section spacing assumption. DELAWARE TRANSACTIONS OVERVIEW Notable Recent Delaware Transactions Adjusted Net Locations($MM/location)(1) Current Production ($/Boepd) Proved Reserves ($/Boe) RECENT DELAWARE BASIN TRANSACTIONS Select Transaction Metrics (2)

Source: Company filings, FactSet Consensus Estimates Note: Averages exclude Rosehill. Comparable company forward estimates derived from analyst consensus estimates via FactSet Consensus Estimates as of 17 March 2017. Pro forma for all transaction announced as of 18 January 2017. 1. Production expenses include lease operating expenses, ad valorem/severance taxes, and transportation/gathering expenses. DELAWARE TRANSACTIONS OVERVIEW COMPARABLE COMPANY ANALYSIS Performance Metrics 2016E – 2018E EBITDAX CAGR 2016 Production Expenses ($/Boe)(1) Net DEBT / LTM EBITDAX 2016E – 2018E Production CAGR

Source: Company filings, FactSet Consensus Estimates Note: Averages exclude Rosehill. Comparable company forward estimates derived from analyst consensus estimates via FactSet Consensus Estimates as of 17 March 2017. Pro forma for all transaction announced as of 18 January 2017. DELAWARE TRANSACTIONS OVERVIEW EV / 2017E EBITDAX EV / 2018E EBITDAX COMPARABLE COMPANY ANALYSIS (CONT’D) Valuation Metrics EV / 2017E Production ($/Boepd) EV / 2018E Production ($/Boepd)

APPENDIX APPENDIX Section 1 Rosehill Overview Section 2 Financial Overview Section 3 Benchmarking Analysis Appendix

Note: Figures based on financial statements as of 31 December, 2016. EBITDAX projections based on NYMEX strip pricing as of 9 December 2016. Average annual NYMEX WTI strip pricing as of 9 December 2016 is $47.64 (Q4 2016), $54.19 (2017), $54.94 (2018), $54.88 (2019), $55.22 (2020), and escalating to $58.30 (2025+); average annual NYMEX HHUB strip pricing as of 9 December 2016 is $2.92 (Q4 2016), $3.52 (2017), $3.08 (2018), $2.89 (2019), $2.90 (2020), and escalating to $3.36 (2025+). NGLs priced at 27.5% of WTI. 1. Rosehill’s credit facility had a $55 million balance as of 31 December 2016. 2. Assumes no redemptions by KLRE shareholders. 3. For a reconciliation of EBITDAX to the nearest GAAP measure, see slide 36. 4. Fully diluted shares outstanding calculated according to the Treasury Stock Method assuming a strike price of $11.50, at $12.00 per share. 5. Valued on an as converted basis assuming a preferred share conversion ratio of ~87 common shares per preferred share. FINANCIAL OVERVIEW In October 2016, Rosemore’s subsidiary, Tema Oil & Gas Company, executed a Letter of Intent with KLRE to contribute its Delaware and Barnett assets into a newly formed subsidiary of Tema, Rosehill Operating, and sell 39% of the equity interests on an as converted basis in such entity to KLRE for a total implied enterprise value of Rosehill Operating of $400 MM: equity in Rosehill Operating retained by Tema valued at $310M, $35 MM in cash consideration to Tema, and the assumption of $55 MM in debt by KLRE(1) Tema will retain a meaningful equity stake in the new company, Rosehill (61% economic interest on an as converted basis) 85 MM(2) of cash from the KLRE Trust Account will be contributed with $75 MM of proceeds of a private placement of Series A Cumulative Convertible Preferred Stock and warrants Pro forma adjustments assume no redemption by current shareholders of KLRE $124 MM(2) of projected liquidity to fully fund projected development through 2018 and pursue strategic acquisitions Capitalization Estimated Sources & Uses of Cash (US$MM) TRANSACTION DETAIL Sources of Proceeds   US$ MM % KLRE Trust Account $85.3 51% Preferred Stock $75.0 44% Tema Cash Balance $8.4 5% Total Sources   $164.8 100% Uses of Proceeds   US$ MM % Purchase of Rosemore Equity for Cash $35.0 21% Repayment of KLRE Notes Payable $0.3 0% Estimated Fees and Expenses $9.8 6% Cash to Balance Sheet $123.7 73% Total Uses   $164.8 100% Actual Pro Forma ($MM unless otherwise noted) 12/31/2016 Adjustments 12/31/2016 Cash and Cash Equivalents $0.2 $123.4 $123.7 Cash Held in Trust Account $85.3 ($85.3) -- Long-Term Debt Notes Payable $0.3 ($0.3) -- Revolving Credit Facility -- $55.0 $55.0 Total Debt   $0.3   $55.0 Preferred Equity   -- $75.0 $75.0 Shareholder's Equity $5.0 $470.3 $475.3 Total Capitalization   $5.3   $605.3 % Debt / Capitalization 5.2% 9.1% Operating Metrics(3)   2017E EBITDAX $45 2018E EBITDAX $77 1Q17E Production Exit Rate 5,700 Boepd December 30, 2016 Proved Reserves 14.1 MMBoe % PDP 43.8% Liquidity(2)   Cash (including cash held in trust) $85.6 $38.2 $123.7 Borrowing Base Availability -- Total Liquidity   $85.6   $123.7 Estimated Shares Outstanding (MM)(2)(4) $10.40 $12.00 % Preferred Stock As Converted 6.5 6.5 13.4% / 13.1% Common Shares KLRE Shareholders 8.2 8.5 16.8% / 17.1% KLRE Sponsors 3.5 3.9 7.2% / 7.8% Preferred Stock Investors 0.7 0.9 1.5% / 1.9% Tema Equity Retained 29.8 30.0 61.1% / 60.2% Total Common Shares 42.2 43.3 86.6% / 86.9% Total As Converted Shares 48.8 49.8 100.0% / 100.0% Implied Enterprise Value Assumed Share Price $10.40 x Common Shares Outstanding (MM)(4) 42.2 Common Equity Value     $439 Plus: Net Debt ($68.7) Plus: Preferred Equity(5) $67.8 Enterprise Value       $438 Implied Valuation Metrics(3) Enterprise Value/ Rosehill Metrics 2017E EBITDAX $45 MM 9.7x 2018E EBITDAX $77 MM 5.7x 1Q17E Production Exit Rate 5,700 Boepd $76,929 / Boepd December 30, 2016 Proved Reserves 14.1 MMBoe $31.10 / Boe

Convertible Preferred Stock Termsheet KLR Energy Acquisition Corp. (Rosehill Resources) Issuer Name KLR Energy Acquisition Corp. (NASDAQ: KLRE) Principal Amount $75 million Liquidation Preference $1,000 per preferred share Ranking Preferred Stock Cumulative Dividend 8.000% Cash or PIK Conversion Price $11.50 (11% conversion premium to $10.40 per share in Trust) Shares Underlying 6.52 million shares of Class A common stock Maturity Perpetual Mandatory Conversion Option Conversion at the option of the Issuer after 2 years if the price of Issuer’s Class A common stock exceeds 120% of the Conversion Price for 20 of 30 consecutive trading days However, in any calendar month, Issuer may not mandatorily convert a number of shares of preferred stock in excess of the number of shares of preferred stock which would convert into 15% of the number of shares of Class A common stock traded on NASDAQ in the preceding calendar month Warrants Holders will receive a total of 5 million American Style Warrants with a $11.50 Strike Price and an Expiration Date that is 5 years from the closing date on the offering Sponsor Promote Contribution Sponsors will contribute an aggregate of 734,704 (33% of 2,203,670 anti-dilution shares) shares of Class A common stock to Preferred Stock and Warrants investors De-SPAC Redemption Backstop KLR and Rosemore backstop to take effect if greater than 30% redemption by current KLRE public shareholders in which case KLR and Rosemore have agreed to purchase Class A common stock or Convertible Preferred stock of up to $20 million

Note: December 31, 2016 reserves audited by Ryder Scott. December 31, 2016 pricing for reserves: WTI – $54.24 (2017), $54.80 (2018), $54.88 (2019), $55.37 (2020), $56.02 (2021), and $56.87 thereafter; HHUB – $3.36 (2017), $3.04 (2018), $2.89 (2019), $2.90 (2020), $2.93 (2020), and $2.98 thereafter; NGL at 27.5% of WTI. APPENDIX December 31, 2016 Reserves Reserves by Category Proved Reserves by Commodity Proved Reserves by Area RESERVE PROFILE PV-10 by Category(1) Net Oil Net Gas Net NGL Net Equiv. PV10(1) (Mbbls) (MMcf) (Mbbls) (MBoe) ($MM) PDP 3,082 9,180 1,550 6,162 83 PDN 213 2,721 475 1,141 8 PUD 4,396 6,957 1,214 6,770 52 Total Proved 7,691 18,858 3,239 14,073 143 PROB 1,839 5,683 992 3,778 15 POSS 41,332 92,069 16,069 72,746 271

APPENDIX TARGETED TRANSACTION TIMELINE Date: Event: Week of 12/12 Execute definitive business combination agreement, announce transaction, and announce private placement January Preliminary Proxy Materials filed with SEC for review Late January / Early February Roadshow to market transaction to existing SPAC IPO investors and new fundamental investors March Set Record Date and Meeting Date for Stockholder Vote and notify Proxy Solicitor, Transfer Agent, and NASDAQ April File Definitive Proxy; Shareholder Vote (notices of redemption due two days prior to shareholder vote) April Hold Special Meeting; after meeting and vote simultaneous close of acquisition and Preferred Stock and Warrants; file “Super 8-K” four days after closing business combination May File Shelf Registration Statement Note: The proxy statement relating to the business combination transaction will be subject to SEC review. Actual timing may vary depending on the duration of any such review.

Long history of successful energy investing Early mover into the Delaware Basin 10+ year track record of drilling horizontal shale wells History of strong shareholder support Deep technical knowledge of basin Continue optimization of operations Tailor completion designs and production practices to geologic sections Preeminent Delaware Basin small-cap E&P company Strong balance sheet with ability to self-fund growth plans Technical and operations focused team Experienced and knowledgeable management team Focus on shareholder returns Strong track record of value creation Focused on long-term growth Conservative financial outlook Superior knowledge of the basin and a pipeline of accretive acquisition opportunities to help grow core acreage Active M&A Pipeline Drilling & Completion Efficiencies Core Delaware Acreage Production, Reserves, & Value Growth Drilling & Completion Efficiencies Active M&A Pipeline An acquisition growth strategy combined with excellence in execution makes Rosehill the ideal growth-oriented Delaware Basin small-cap investment ROSEHILL COMBINES TWO COMPANIES WITH COMPLIMENTARY VISIONS Core Delaware Acreage

Based on 31 December 2016 reserve report audited by Ryder Scott. Z&T 42 #F4WH Wolfcamp A (X/Y) Z&T 20 #G001 Lower Wolfcamp A Kyle 24 #G001 Lower Wolfcamp A Z&T 20 #C4WH Wolfcamp A (X/Y) Kyle 26 #E4WH Wolfcamp A (X/Y) Gen-1 Well Comp. Date Stages Lateral Length (Ft.) Flowing Tubing Pressure (PSI) Technical Commentary Projected EUR(1) June 2014 16 4,515 1,122 687 4,200 12 Early plug & perf completion mid-2014 (Gen-1 style) Limited to 16 stage completion Relatively small sand and liquid volumes pumped (5 MMLbs sand, 152 MBbls fluid) Injection rate average 60-70 BPM 561 MBoe (412 MBo) Dec. 2014 43 4,024 1,265 625 4,060 12 Early sliding sleeve completion technique late 2014 (alternate Gen-1 style) Small sand and liquid volumes to Kyle 26 E4 (5.1 MMLbs sand, 108 MBbls fluid) Low injection rates due to placement technique 20-25 BPM 973 MBoe (641 MBo) June 2015 46 4,455 1,874 712 3,100 18 Sliding sleeve completion early 2015 (alternate Gen-2 style) Ramped up sand and liquid volumes to (8.3 MMLbs sand, 183 MBbls fluid) Low injection rates 20-25 BPM 992 MBoe (630 MBo) Feb. 2016 16 3,999 2,073 1,277 4,400 24 Plug & Perf large frac design (Gen-2 style) Modified 6x1’ perf. clusters with 34’ carrier spacing, 265’ stage spacing 16 stages with injection rates 80-103 BPM High volume frac: (8.2 MMLbs sand, 221 MBls fluid) 985 MBoe (636 MBo) May 2016 21 4,186 2,418 1,371 4,275 20 Plug & Perf large frac design (Gen-2 style) Modified 6x1’ perf. clusters with 25’ carrier spacing, 217’ stage spacing 21 stages with injection rates 80-102 BPM High volume frac: (10.1 MMLbs sand, 276 MBls fluid) 1,599 MBoe (1,101 MBo) Lbs. Sand / Ft. IP (Boepd) Choke Gen-2 TECHNICAL ENHANCEMENTS HAVE SIGNIFICANTLY INCREASED EURs

1. Assumes no redemptions by KLRE shareholders. FINANCIAL OVERVIEW Aggressively manage D&C, LOE and G&A Benchmark against peers Intention to hedge to protect capital program Evergreen program De-risk funding of capital budget Return driven investment decisions Flex capital plans to market conditions Grow leasehold position Flexibility through the cycle No pro forma net leverage(1) Debt target of < 2.5x Debt/EBITDAX Strong Liquidity & Low Leverage Prudent Capital Allocation Maintain Low Cost Structure Hedge Program to Protect Cash Flow DISCIPLINED FINANCIAL MANAGEMENT

APPENDIX J. A. (Alan) Townsend – President & CEO Over 40 years of industry experience – with Tema since 2001 Former President of Equitable Resources and CEO of Camelot Oil and Gas BS and Masters in Petroleum Engineering – Colorado School of Mines T.J. Thom – Interim CFO (CFO of KLRE) Over 20 years of financial and operational experience in the energy industry Former CFO of EPL and board member of Yates Petroleum; currently on the board of Patterson-UTI Energy Undergraduate degree from the University of Illinois and an MBA from Tulane University Brian K. Ayers – Vice President of Geology Over 35 years of industry experience – with Rosehill since 2012 Former CEO of Centurion Exploration and VP of Domestic Exploration at Coastal Oil & Gas BA Geophysical Science from University of Chicago – MBA (Finance) from Millsaps College R. Colby Williford – Vice President of Land Over 28 years of petroleum land management experience – with Rosehill since 2014 Former VP of Land at Momentum Oil & Gas, America Capital Energy and Centurion Exploration BBA in International Business from University of Houston - Downtown Paul Larson – Reservoir Engineering Manager Over 25 years of petroleum engineering experience – with Rosehill since 2015 Former Asset Manager at SM-Energy and Sinochem, Project Manager/Team Lead at Unocal 76 BS and MS in Petroleum Engineering from Tulsa University – BS in Mechanical Engineering from University of New York Bryan Freeman – Drilling and Operations Manager Over 20 years of petroleum engineering experience – with Rosehill since 2016 Former Production and Operations Manager at SM-Energy and Engineer at Chevron BS of Engineering from University of Texas at Tyler – MS in Engineering from University of Texas Johnnye Yearwood – Controller Over 24 years of oil and gas accounting experience – with Rosehill since 2016 Former Controller at Gulf Coast Energy Resources and Harvest Natural resources BBA in Accounting from California State University - Bakersfield MANAGEMENT BIOS NTD: Do not move table down any further; resizes when printing to PDF

APPENDIX Gary Hanna – Chairman Over 30 years of industry experience Former CEO and chairman of EPL Oil & Gas, Inc. prior to sale to Energy XXI in 2014 Currently a member of the board of Aspire Holdings Corp. Ed Kovalik – Director Over 18 years of experience in the financial services industry, primarily in the energy space Former head of Rodman & Renshaw’s Energy Investment Banking team Currently a director on the boards of River Bend Oil and Gas as well as Marathon Patent Group J. A. (Alan) Townsend – President & CEO Over 40 years of industry experience – with Tema since 2001 Former President of Equitable Resources and CEO of Camelot Oil and Gas BS and Masters in Petroleum Engineering – Colorado School of Mines Frank Rosenberg – Director Former President and CEO of Crown Central Petroleum Corporation; Current Co-Chair and Chief Investment Officer of Rosemore, Inc. Currently Director of Tema Oil & Gas, Gateway Gathering & Marketing, and Glen Eagle Resources and Chairman of Attransco Harry Quarls – Director Managing Director of Global Infrastructure Partners; Former Managing Director & Practice Leader for Global Energy, Booz & Co. Currently Chairman of the Board of Penn Virginia Corporation and Woodbine Holdings LLC and Director of US Oil Sands Corporation and Opal Resources William Mayer – Director Over 45 years of financial services experience Founding Partner of Park Avenue Equity Partners; Former President and CEO of The First Boston Corporation Currently a Director of Rosemore, Inc.; Lee Enterprises; BlackRock Capital Investment Corporation; Premier, Inc.; Finworx, Inc.; Hambrecht Partners Holdings; and Miller Buckfire Francis Contino – Director Former EVP – Strategic Planning and CFO of McCormick & Co., Inc.; Managing Partner of Baltimore office of Ernst & Young. Currently Director of Mettler-Toledo International Inc. SELECT BOARD OF DIRECTOR BIOS

Rosehill OVERVIEW 1930: BRT acquires Crown Central Petroleum Corporation 1910: Amoco Founding (as American Oil Company) by Blaustein/Rosenberg/Thalhiemer family (“BRT”) 1925: Standard of Indiana acquires 50% of Amoco 1944: Atapco Oil and Gas Division (later Tema) founded by BRT 1954: Standard of Indiana acquires remaining Amoco interest, including brand naming rights 1998: Amoco sells to BP for stock; BRT splits with Rosenbergs obtaining Tema & Crown Central Petroleum Corporation 2004/2005: Rosenbergs sell most of Crown Central Petroleum Corporation 2009: Rosenbergs sell majority BP stock pre-Macondo 2004: Tema drills its first Horizontal Barnett Shale well in Wise County, TX Nearly 100 Years of History in the Oil & Gas Space ROSEHILL HISTORICAL GROWTH TIMELINE 2013: Tema drills its first Avalon Shale Horizontal well in Loving County, TX 2014: Tema drills its first Wolfcamp Shale Horizontal well in Loving County, TX Q2 2017: KLRE to combine with/acquire Tema Oil & Gas and form Rosehill Resources 1920 1930 1990 1940 1950 1960 1970 1980 2000 2010 1910

Rosehill OVERVIEW Average Daily Production (Boepd) Commentary In 2012, Tema strategically moved to higher growth and higher oil percentage by focusing on the Delaware Basin vs. Barnett Rosehill has demonstrated consistent growth in production since 2012 with a dramatic shift to oil and NGLs in the Delaware Basin Rosehill’s legacy Barnett Shale assets in Wise County, Texas provide modest support to near-term cash flow Product Mix Evolution (Boepd) Shift in Focus to Delaware Basin (Boepd) Delaware Growth Liquids-Weighted SHIFT TO A LIQUIDS-WEIGHTED DELAWARE BASIN COMPANY 43% CAGR (‘16 to ‘18)

Note: Figures based on financial statements as of 31 December 2016 Rosehill OVERVIEW EBITDAX RECONCILIATION    Year Ended December 31,    2016 2015 2014    (Unaudited)    Net (loss) income    ($15,189) ($14,820) ($19,253) Financing Costs    $1,822 $3,247 $5,469 Income tax expense    $148 $108 -- Depreciation, depletion and amortization and accretion of asset retirement obligations $24,965 $23,364 $15,967 Impairment and abandonment of producing properties    -- $8,131 $27,595 Net unrealized losses on derivatives $3,345 $735 ($2,358) (Gain) loss on sale of assets    ($50) $18 ($32)       Adjusted EBITDAX    $15,041 $20,783 $27,388